UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2024

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9205 West Russell Road, Ste 400
Las Vegas, NV 89148
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AX	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02     Results of Operations and Financial Condition

On July 30, 2024, Axos Financial, Inc. (the “Registrant” or the “Company”) issued a press release announcing its fiscal fourth quarter results of operations for the period ended June 30, 2024. The press release, related financial schedules and earnings supplement presentation are furnished as Exhibits 99.1 through 99.4. The Registrant is furnishing the related quarterly earnings supplement in two different formats as Exhibits 99.3 and 99.4.

Pursuant to General Instruction B.2. of Form 8-K, the information in this Item 2.02 of Form 8-K, including Exhibit 99.1, 99.2, 99.3 and 99.4 is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
99.1	Press Release
99.2	Financial Schedules
99.3	Press Release Earnings Supplement
99.4	Press Release Earnings Supplement PDF
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	July 30, 2024	By:	/s/ Derrick K. Walsh
Derrick K. Walsh
EVP and Chief Financial Officer